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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2008 (May 26, 2008)

DERYCZ SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-148392 (Commission File Number)	11-3797644 (IRS Employer Identification Number)

10990 Wilshire Boulevard, Suite 1410 Los Angeles, California (Address of principal executive offices)	90024 (Zip Code)

Registrant’s telephone number, including area code: (310) 477-0354

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report contains forward-looking statements. All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. Forward-looking statements usually contain the words "estimate," "anticipate," "believe," "expect," or similar expressions, and are subject to numerous known and unknown risks and uncertainties. In evaluating such statements, prospective investors should carefully review various risks and uncertainties identified in the Company's other SEC filings including periodic reports and registration statements. These risks and uncertainties could cause the Company's actual results to differ materially from those indicated in the forward-looking statements. The Company undertakes no obligation to update or publicly announce revisions to any forward-looking statements to reflect future events or developments.

ITEM 7.01	REGULATION FD DISCLOSURE

Derycz Scientific, Inc. (the “Company”) is furnishing presentation materials, included as Exhibit 99.1 to this report and incorporated herein by reference, that the Company presented to investors during a non-deal road show. The presentations took place in five cities in various European countries from May 26, 2008 through May 30, 2008. The presentations were intended to provide investors with certain information regarding the Company’s business, historical achievements and expansion plans. The Company disclaims any obligation to update these presentation materials and cautions that they are accurate only as of the date when presented.

The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. Accordingly, the information in this report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any securities of the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERYCZ SCIENTIFIC, INC.

By:	/s/ Peter Derycz
Peter Derycz
Dated: June 18, 2008	Chief Executive Officer